                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]



                                 ANNUAL REPORT

                                 May 31, 2002

                                   [GRAPHIC]



                              Managed Municipals
                                Portfolio Inc.

Dear Shareholder:

   We are pleased to provide the annual report for the Managed Municipals Portfolio Inc. ("Fund") for the year ended May 31, 2002. In this report, we summarize what we believe to be the period's prevailing global economic and market conditions and outline our investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

   We are also pleased to inform you during the quarter ended May 31, 2002 shareholders approved two significant events in the life of the Fund. The first event was the merger of Managed Municipals Portfolio II Inc. with and into Managed Municipals Portfolio Inc. This merger was completed as of the close of business on April 26, 2002, with shareholders of Managed Municipals Portfolio II Inc. becoming shareholders of the Managed Municipals Portfolio Inc. The conversion was done on a net asset value ("NAV")/1/ basis, which translated into a ratio of 0.98036 shares of Managed Municipals Portfolio II Inc. exchanged for each Managed Municipals Portfolio Inc. share received. This transaction was followed by the second significant event in the life of Managed Municipals Portfolio Inc. during the quarter -- the issuance of $250 million in municipal auction rate cumulative "preferred stock" on May 22, 2002. This offering enabled the Fund to invest the proceeds of the offering into additional securities that met the Fund's objectives.

   While the Fund has grown through these changes, neither the leadership of the Fund nor the objective will change. Joseph P. Deane will continue to serve as the Fund's manager in the same capacity as he has since 1988.

-----
1The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the Fund's common shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.


                                   [GRAPHIC]

Performance Update

   During the year, the Fund distributed income dividends to common stock shareholders totaling $0.60 per share. The table below details the annualized distribution rate and the twelve-month total return for the Fund based on its May 31, 2002 NAV per share and the New York Stock Exchange ("NYSE") closing price.

                                  Annualized        Twelve-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              --------------- -------------------  --------------
               $11.69 (NAV)          5.13%              5.33%
               $10.57 (NYSE)         5.68%              4.79%

   During the period the Fund generated a total return based on NAV of 5.33%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of closed-end general and insured municipal funds (unleveraged) returned 4.91% based on NAV for the same period.

Investment Strategy

   The Fund seeks to maximize current interest income, which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital./4/

   The Fund invests at least 80% of its assets in municipal securities, which are rated investment-grade at the time of investment or are determined to be of equivalent equality. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies

-----
2Total returns are based on changes in NAV or the market price, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.050 for 12 months. This rate is as of May 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3Lipper is a major independent mutual fund tracking organization.
4Certain investors may be subject to the Federal Alternative Minimum Tax
 ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

                                   [GRAPHIC]
and public authorities that pay interest which is excluded from gross income for federal income tax purposes. The Fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities at the time of purchase of from three to more than thirty years. The Fund can invest up to 20% of its assets in below investment-grade/5/ or in unrated securities of equivalent quality (commonly known as "junk bonds"). Investment-grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality.

Market Review

   Since December 11, 2001 the U.S. Federal Reserve Board ("Fed") has held interest rates near 40 year lows, citing the uncertain strength in final demand at its last meeting as a reason to hold steady. We feel the U.S. economic rebound indeed remains soft, a point reflected in weak corporate earnings. Those earnings are also reflective of what we see as a very conservative approach to corporate reporting due to the recent accounting morass. We believe this conservative approach could be maintained through the third quarter of this year and could act as a drag on the economy given the expected negative impact on the stock market. As a result, we feel the environment has been and will remain constructive for bonds, especially in the tax-exempt area.

Market Outlook

   We feel U.S. economic growth will remain tepid through the third quarter of this year before the pace picks up as a result of increased corporate spending and a vibrant consumer. We also expect inflation to remain subdued with little threat of higher prices before 2003, a point that would further support the case for steady interest rates. In general, we think the Fed will stay the course until it is assured the U.S. economy is strong enough to withstand an increase in short-term interest rates. We would also not be surprised to see the Fed hold monetary policy steady until there is evidence cash is moving out of short-term instruments such as Certificates of Deposits and money market funds and into the stock and bond markets as well as the real economy. We feel the time horizon for an increase in interest rates is three to six months.

-----
5Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Manager to be of equivalent quality.

                                   [GRAPHIC]

   Thank you for your investment in the Managed Municipals Portfolio Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ Heath B. McLendon          /s/ Joseph P. Deane
Heath B. McLendon              Joseph P. Deane
Chairman                       Vice President and
                               Investment Officer

June 18, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.

                                   [GRAPHIC]

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary

 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 38.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                            SCHEDULE OF INVESTMENTS
                                 May 31, 2002


   Face
  Amount    Rating(a)                   Security                      Value
-------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES -- 100.0%
Alabama -- 3.2%
$24,510,000   AAA     Jefferson County, AL Sewer Revenue
                       Warrants, Series A, FGIC-Insured,
                       5.375% due 2/1/36 (b)                       $ 24,634,511
-------------------------------------------------------------------------------
Alaska -- 0.9%
  2,895,000   A2*     Alaska Industrial Development & Export
                       Authority Revolving Fund GO, Series A,
                       6.500% due 4/1/14 (c)                          2,963,814
  4,000,000   AA+     Valdez, AK Marine Terminal Revenue
                       Refunding, BP Pipelines Inc. Project,
                       Series A, 5.850% due 8/1/25                    4,040,880
-------------------------------------------------------------------------------
                                                                      7,004,694
-------------------------------------------------------------------------------
Arizona -- 1.4%
  4,000,000   AAA     Mesa, AZ IDA, Discovery Health Systems,
                       Series A, MBIA-Insured, 5.625% due 1/1/29      4,130,160
  3,000,000   AAA     Phoenix, AZ Civic Improvement Corp.
                       Airport Revenue, Senior Lien, Series B,
                       FGIC-Insured, 5.250% due 7/1/22 (c)            3,004,530
                      Phoenix, AZ GO, Series B:
    400,000   AA+       5.000% due 7/1/22                               395,988
    575,000   AA+       5.000% due 7/1/23                               566,875
  2,350,000   AA+       5.000% due 7/1/27                             2,303,822
-------------------------------------------------------------------------------
                                                                     10,401,375
-------------------------------------------------------------------------------
California -- 10.1%
  4,000,000   A-1+    Bay Area Toll Authority, CA Toll Bridge
                       Revenue, Series A, 1.300% due 4/1/36 (d)       4,000,000
  7,040,000   Ba1*    California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, 5.625% due 7/1/23         6,465,958
  6,000,000   A3*     California Health Facilities Authority
                       Revenue, (Cedars-Sinai Medical Center),
                       Series A, 6.250% due 12/1/34                   6,331,020
  1,000,000   A+      California Health Facilities Financing
                       Authority Revenue, Sutter Health, Series A,
                       6.250% due 8/15/35                             1,052,720
  5,000,000   AAA     California State Department of Veterans
                       Affairs, Home Purchase Revenue, Series A,
                       AMBAC-Insured, 5.350% due 12/1/27              5,015,200
  2,000,000   AAA     California State GO, AMBAC-Insured,
                       5.000% due 4/1/27                              1,952,620

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)               Security                    Value
-------------------------------------------------------------------------
California -- 10.1% (continued)
$ 7,000,000  AAA      Los Angeles County, CA COP, Antelope
                       Valley Courthouse, Series A, AMBAC-
                       Insured, 5.250% due 11/1/33           $  7,032,690
 11,400,000  A-1+     Los Angeles County, CA MFH, Series K,
                       1.400% due 7/1/10 (d)                   11,400,000
                      Orange County, CA Sanitation District
                       COP:
  4,500,000  A-1+         Series A, 1.550% due 8/1/29 (d)       4,500,000
  5,900,000  A-1+         Series B, 1.550% due 8/1/30 (d)       5,900,000
  3,340,000  AAA      Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation, (Rancho
                       Redevelopment Project ), MBIA-
                       Insured, 5.125% due 9/1/30               3,312,645
  2,000,000  AAA      Riverside, CA Unified School District
                       GO, Series A, FGIC-Insured,
                       5.000% due 2/1/27                        1,955,500
  2,750,000  AAA      Sacramento County, CA COP, (Public
                       Facilities Project), MBIA-Insured,
                       5.375% due 2/1/19                        2,846,910
  2,500,000  AAA      San Francisco, CA City & County
                       Airports Commission, International
                       Airport Revenue, Second Series-27B,
                       FGIC-Insured, 5.000% due 5/1/22          2,478,100
  5,000,000  AAA      San Francisco, CA City & County
                       Airports Commission, Second
                       Series-28B, MBIA-Insured,
                       5.000% due 5/1/32                        4,863,650
  1,000,000  AAA      San Jose, CA Redevelopment Agency
                       Tax Allocation, (Merged Area
                       Redevelopment Project), MBIA-
                       Insured, 5.000% due 8/1/32                 972,620
  7,965,000  VMIG 1*  Santa Clara, CA Electric Revenue,
                       Series A, 1.300% due 7/1/10 (d)          7,965,000
------------------------------------------------------------------------
                                                               78,044,633
------------------------------------------------------------------------
Colorado -- 10.2%
  4,000,000  AAA      Arapahoe County, CO Capital
                       Improvement Trust Fund, E-470 Public
                       Highway Authority Revenue, (Pre-
                       Refunded -- Escrowed with U.S.
                       government securities to 8/31/05
                       Call @ 103), 7.000% due 8/31/26          4,634,320


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Colorado -- 10.2% (continued)
$ 1,000,000   A-      Aspen, CO Sales Tax Revenue,
                       5.400% due 11/1/19                           $  1,019,490
  4,000,000   AAA     Colorado Educational & Cultural Facilities
                       Revenue Refunding, (University of
                       Denver Project), AMBAC-Insured,
                       5.375% due 3/1/23                               4,068,000
  4,000,000   A       Colorado Health Facilities Authority Revenue,
                       Series B, Remarketed 7/8/98,
                       5.350% due 8/1/15                               4,020,640
  6,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (c)                 6,147,840
                      Dawson Ridge, CO Metropolitan District No. 1,
                       (Escrowed to maturity with REFCO Strips):
 30,000,000   Aaa*        Series A, zero coupon due 10/1/22 (b)        8,488,200
 60,000,000   Aaa*        Series B, zero coupon due 10/1/22 (b)       16,976,400
                      Denver, CO City & County Airport Revenue,
                       Series C:
  3,155,000   A           6.750% due 11/15/22 (c)                      3,248,546
 13,630,000   A           6.125% due 11/15/25 (c)                     14,140,035
 10,945,000   A           Escrowed to maturity with U.S.
                           government securities,
                           6.125% due 11/15/25 (b)(c)(e)              12,468,872
    845,000   Aaa*        Pre-Refunded -- Escrowed with U.S.
                           government securities to 11/15/02
                           Call @ 102, 6.750% due 11/15/22 (c)           881,276
  2,000,000   AAA     Denver, CO City & County COP, Series B,
                       AMBAC-Insured, 5.500% due 12/1/25               2,055,040
--------------------------------------------------------------------------------
                                                                      78,148,659
--------------------------------------------------------------------------------
Connecticut -- 0.1%
  1,000,000   AAA     Connecticut State Health & Education,
                       (Child Care Facilities Project), Series C,
                       AMBAC-Insured, 5.625% due 7/1/29                1,039,920
--------------------------------------------------------------------------------
Delaware -- 2.2%
  7,000,000   A-1+    Delaware State Economic Development
                       Authority, Hospital Billing Revenue,
                       Series C, AMBAC-Insured,
                       1.350% due 12/1/15 (d)                          7,000,000


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                  Security                     Value
-----------------------------------------------------------------------------
Delaware -- 2.2% (continued)
$10,000,000   AAA     Delaware State Economic Development
                       Authority Revenue, (Pollution Control-
                       Delmarva Project-B), AMBAC-Insured,
                       5.200% due 2/1/19                         $ 10,197,100
-----------------------------------------------------------------------------
                                                                   17,197,100
-----------------------------------------------------------------------------
District of Columbia -- 1.4%
                      Metropolitan Washington Airports, DC
                       Authority Airport System Revenue,
                       Series A, FGIC-Insured:
  5,355,000   AAA         5.125% due 10/1/22 (c)                    5,284,742
  6,000,000   AAA         5.125% due 10/1/26 (c)                    5,856,960
-----------------------------------------------------------------------------
                                                                   11,141,702
-----------------------------------------------------------------------------
Florida -- 4.7%
  5,000,000   AAA     Florida State Board & Educational
                       Capital Outlay GO, FSA-Insured,
                       5.000% due 6/1/24                            4,908,400
  3,000,000   AA+     Florida State Board of Education GO,
                       Series A, 5.125% due 6/1/21                  3,020,400
  3,145,000   AAA     Florida State Department of Transportation
                       GO, FGIC-Insured, 5.000% due 7/1/25          3,077,445
  3,000,000   Aaa*    Hillsborough County, FL School Board
                       COP, Series A, MBIA-Insured,
                       5.000% due 7/1/25                            2,935,560
  6,500,000   BBB-    Martin County, FL IDA, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25 (c)                      6,676,800
  1,290,000   AAA     Miami Beach, FL Stormwater Revenue,
                       FGIC-Insured, 5.375% due 9/1/30              1,305,338
  2,000,000   Aaa*    Orange County, FL School Board
                       COP, Series A, MBIA-Insured,
                       5.250% due 8/1/23                            2,018,340
 10,000,000   AAA     Palm Beach County, FL School Board
                       COP, Series C, FSA-Insured,
                       5.000% due 8/1/27                            9,747,800
  2,500,000   Aaa*    South Brevard, FL Recreational Facilities
                       Improvement, Special District,
                       AMBAC-Insured, 5.000% due 7/1/20             2,503,200
-----------------------------------------------------------------------------
                                                                   36,193,283
-----------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                 Security                     Value
----------------------------------------------------------------------------
Georgia -- 2.1%
$ 2,800,000  VMIG 1*  Atlanta, GA Water & Wastewater
                       Revenue, Series C, FSA-Insured,
                       1.550% due 11/1/41 (d)                   $  2,800,000
  6,000,000  AAA      Augusta, GA Water & Sewer Revenue,
                       FSA-Insured, 5.250% due 10/1/26             6,030,300
                      Private Colleges & Universities Authority
                       Revenue, (Mercer University Project):
  2,180,000  A3*         5.750% due 10/1/21                        2,227,132
                         Series A:
  2,000,000  A3*           5.250% due 10/1/25                      1,965,520
  1,000,000  A3*           5.375% due 10/1/29                        992,130
  2,000,000  BBB-     Savannah, GA EDA Revenue, College of
                       Art & Design Inc., 6.900% due 10/1/29       2,080,540
----------------------------------------------------------------------------
                                                                  16,095,622
----------------------------------------------------------------------------
Hawaii -- 0.5%
  4,000,000  A        Hawaii State Department of Budget &
                       Finance, Special Purpose Revenue, Kaiser
                       Permanente, Series A, 5.100% due 3/1/14     3,961,400
----------------------------------------------------------------------------
Illinois -- 3.9%
  4,095,000  AAA      Chicago, IL GO, Series D, FGIC-Insured,
                       5.500% due 1/1/35                           4,139,431
  5,300,000  P-1*     Chicago, IL O'Hare International
                       Airport, (American Airlines Inc.
                       Project), 1.650% due 12/1/17 (d)            5,300,000
  7,400,000  AAA      Chicago, IL Skyway Toll Bridge Revenue,
                       AMBAC-Insured, 5.500% due 1/1/31            7,542,524
  8,000,000  A        Illinois Health Facilities Authority
                       Revenue, OSF Healthcare Systems,
                       6.250% due 11/15/29                         8,223,520
  5,000,000  AAA      Illinois State GO, MBIA-Insured,
                       5.625% due 6/1/25                           5,144,000
----------------------------------------------------------------------------
                                                                  30,349,475
----------------------------------------------------------------------------
Indiana -- 0.7%
  5,000,000  A1*      Indiana Port Commission Revenue
                       Refunding, (Cargill Inc. Project),
                       6.875% due 5/1/12                           5,153,600
----------------------------------------------------------------------------
Iowa -- 0.2%
  1,500,000  AA-      Dawson, IA IDR, (Cargill Inc. Project),
                       6.500% due 7/15/12                          1,539,135
----------------------------------------------------------------------------


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                  Security                      Value
------------------------------------------------------------------------------
Kentucky -- 0.8%
$ 6,400,000  VMIG 1*  Breckinridge County, KY Lease Program
                       Revenue, 1.600% due 2/1/32 (d)             $  6,400,000
------------------------------------------------------------------------------
Louisiana -- 0.7%
  5,500,000  A1*      St. Martin Parish, LA Industrial Revenue,
                       (Cargill Inc. Project), 6.625% due 10/1/12    5,653,340
------------------------------------------------------------------------------
Maine -- 0.3%
  2,500,000  AA+      Maine State Housing Authority, Mortgage
                       Revenue, Series C, 5.300% due 11/15/23        2,509,125
------------------------------------------------------------------------------
Maryland -- 1.4%
                      Baltimore, MD Wastewater Project
                       Revenue, Series A, FGIC-Insured:
  2,500,000  AAA          5.125% due 7/1/32                          2,482,825
  3,385,000  AAA          5.200% due 7/1/32                          3,392,752
  5,000,000  AAA          5.125% due 7/1/42                          4,887,500
------------------------------------------------------------------------------
                                                                    10,763,077
------------------------------------------------------------------------------
Massachusetts -- 1.3%
  3,000,000  AA+      Massachusetts Bay Transportation
                       Authority, Sales Tax Revenue, Series A,
                       5.500% due 7/1/30                             3,064,530
  1,850,000  AAA      Massachusetts Health & Educational
                       Facilities Authority, (University of
                       Massachusetts Projects), Series C,
                       FGIC-Insured, 5.125% due 10/1/27              1,827,874
  5,000,000  AAA      Massachusetts State Special Obligation
                       Revenue, Series A, FGIC-Insured,
                       5.000% due 6/1/21                             4,957,600
------------------------------------------------------------------------------
                                                                     9,850,004
------------------------------------------------------------------------------
Michigan -- 2.9%
  3,000,000  AAA      Anchor Bay, MI School District GO,
                       Q-SBLF-Insured, 5.000% due 5/1/29             2,884,080
  5,000,000  AAA      East Lansing, MI School District GO,
                       Q-SBLF-Insured, 5.625% due 5/1/30             5,152,400
                      Michigan State COP, AMBAC-Insured:
  2,345,000  AAA        5.500% due 6/1/19                            2,438,659
  6,000,000  AAA        5.500% due 6/1/27                            6,124,260
 12,000,000  NR       Michigan State Strategic Fund Resources
                       Recovery, Limited Obligation Revenue,
                       (Central Wayne Energy Recovery L.P.
                       Project), Series A, 7.000% due 7/1/27 (c)     6,000,000
------------------------------------------------------------------------------
                                                                    22,599,399
------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                  Security                      Value
------------------------------------------------------------------------------
Minnesota -- 1.5%
$ 1,500,000   AAA     Dakota County, MN Community
                       Development Agency, MFH Revenue,
                       FNMA-Collateralized, 5.625% due 2/1/26     $  1,519,350
  2,500,000   A1*     Duluth, MN IDA, Seaway Port Authority,
                       Dock & Wharf Revenue, (Cargill Inc.
                       Project), 6.800% due 5/1/12                   2,561,300
                      Minneapolis & St. Paul, MN Community
                       Airport Revenue, FGIC-Insured:
  2,000,000   AAA         Series A, 5.125% due 1/1/25                1,982,740
  4,000,000   AAA         Sub-Series C, 5.250% due 1/1/26            4,024,520
  1,225,000   AA+     Minnesota State Housing Financing Agency,
                       Single-Family Mortgage, Series I,
                       5.500% due 1/1/17                             1,259,594
------------------------------------------------------------------------------
                                                                    11,347,504
------------------------------------------------------------------------------
Missouri -- 0.5%
  1,500,000   AAA     Greene County, MO Reorganized School,
                       District No. R-8 GO, FSA-Insured,
                       5.100% due 3/1/22                             1,503,300
  2,000,000   AAA     St. Louis, MO Airport Revenue, (Airport
                       Development Program), Series A,
                       MBIA-Insured, 5.125% due 7/1/22               2,009,280
------------------------------------------------------------------------------
                                                                     3,512,580
------------------------------------------------------------------------------
Montana -- 1.2%
 10,000,000   NR      Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy
                       L.P. Project), 7.000% due 12/31/19 (c)        9,072,800
------------------------------------------------------------------------------
Nevada -- 0.9%
  4,650,000   Baa2*   Clark County, NV IDR, (Southwest Gas Corp.
                       Project), Series B, 7.500% due 9/1/32 (c)     4,768,064
  2,250,000   AAA     Truckee Meadows, NV Water Authority
                       Revenue, Series A, FSA-Insured,
                       5.000% due 7/1/25                             2,172,263
------------------------------------------------------------------------------
                                                                     6,940,327
------------------------------------------------------------------------------
New Jersey -- 2.5%
  5,200,000   A+      Hudson County, NJ Improvement Authority,
                       6.625% due 8/1/25                             5,324,800
  2,800,000   A-1     Municipal Securities Trust Certificates, NJ
                       GO, Series 2001-174,
                       1.500% due 2/26/15 (d)(f)                     2,800,000

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                  Security                      Value
------------------------------------------------------------------------------
New Jersey -- 2.5% (continued)
$ 8,000,000   A+      New Jersey Health Care Facilities Financing
                       Authority Revenue, Robert Wood Johnson
                       University Hospital, 5.700% due 7/1/20     $  8,271,280
  2,395,000   AA-     New Jersey State Highway Authority,
                       Garden State Parkway General Revenue,
                       5.625% due 1/1/30                             2,507,852
------------------------------------------------------------------------------
                                                                    18,903,932
------------------------------------------------------------------------------
New Mexico -- 0.3%
  2,585,000   AAA     New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages, Series D-3,
                       5.625% due 9/1/28                             2,624,551
------------------------------------------------------------------------------
New York -- 11.5%
                      Nassau Health Care Corp., NY Health
                       Systems Revenue, FSA-Insured:
  2,000,000   AAA         5.500% due 8/1/19                          2,086,040
  3,000,000   AAA         5.750% due 8/1/29                          3,132,090
  6,000,000   AA      New York City, NY Municipal Water
                       Financing Authority, Water & Sewer System
                       Revenue, Series D, 5.250% due 6/15/25         6,023,100
 14,300,000   A-1+    New York City, NY Transitional Finance
                       Authority, Future Tax Secured, Series A-2,
                       1.300% due 11/15/27 (d)                      14,300,000
                      New York, NY GO:
  4,800,000   A-1+      Series F-6, 1.450% due 2/15/18 (d)           4,800,000
 20,000,000   A-1+      Sub-Series J3-Remarketed 5/3/99,
                         1.300% due 2/15/16 (d)                     20,000,000
  5,000,000   AAA     New York State Dormitory Authority Revenue,
                       Series B, FSA-Insured, 5.500% due 5/15/30     5,115,150
  1,000,000   AAA     New York State Dormitory Authority
                       Revenue, (Willow Towers Inc. Project),
                       GNMA-Collateralized, 5.250% due 2/1/22        1,005,290
  3,000,000   AAA     New York State Thruway Authority Highway
                       & Bridge Revenue, Series B-1,
                       FGIC-Insured, 5.400% due 4/1/17               3,136,800
 17,000,000   AAA     Port Authority of New York & New Jersey, NY
                       GO, FGIC-Insured, 5.250% due 5/15/37 (c)     16,600,500
                      Triborough Bridge & Tunnel Authority, NY
                       GO, Series A:
  3,000,000   AA-         5.125% due 1/1/31                          2,910,150
 10,000,000   AA-         5.000% due 1/1/32                          9,554,100
------------------------------------------------------------------------------
                                                                    88,663,220
------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
North Carolina -- 1.3%
$10,000,000   A-1+    North Carolina State GO, Public Improvement,
                       Series E, 1.350% due 5/1/21 (d)              $ 10,000,000
--------------------------------------------------------------------------------
Ohio -- 6.6%
  4,500,000   Aa2*    Bexley, OH City School District GO,
                       5.125% due 12/1/27                              4,402,845
  2,000,000   AAA     Canton, OH City School District GO, Series A,
                       MBIA-Insured, 5.500% due 12/1/20                2,081,100
  1,300,000   AA+     Cincinnati, OH Water System Revenue,
                       5.125% due 12/1/21                              1,303,237
  4,500,000   AAA     Cleveland, OH Airport System Revenue,
                       Series A, FSA-Insured, 5.000% due 1/1/31        4,353,660
  6,600,000   A-1+    Cuyahoga County, OH Hospital Revenue,
                       (The Clinic Foundation Project), Series D,
                       1.600% due 1/1/26 (d)                           6,600,000
  3,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                       Refunding, University Hospitals Health
                       System Inc., AMBAC-Insured,
                       5.500% due 1/15/30                              3,051,420
  8,000,000   Aaa*    Hamilton County, OH Sales Tax Revenue,
                       AMBAC-Insured, 5.250% due 12/1/32               8,021,680
  5,990,000   AAA     Lucas County, OH Hospital Revenue,
                       Promedia Healthcare Obligation Group,
                       AMBAC-Insured, 5.375% due 11/15/29              6,031,690
  3,025,000   Aaa*    Muskingum County, OH GO, Refunding,
                       County Facilities Improvement,
                       MBIA-Insured, 5.125% due 12/1/19                3,071,555
  1,375,000   AAA     Ohio State Higher Educational Facility
                       Commission Revenue, (University of
                       Dayton Project), AMBAC-Insured,
                       5.500% due 12/1/25                              1,421,186
  2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                       5.250% due 12/1/17                              2,579,575
  1,500,000   A3*     Steubenville, OH Hospital Revenue,
                       6.375% due 10/1/20                              1,557,150
                      Summit County, OH GO, FGIC-Insured:
  1,000,000   AAA      5.000% due 12/1/21                                995,070
    500,000   AAA      5.000% due 12/1/22                                494,940
  1,500,000   Aaa*    Trumbull County, OH MBIA-Insured,
                       5.200% due 12/1/20                              1,528,605
  2,000,000   AAA     University of Cincinnati, OH General Receipts
                       Revenue, Series A, FGIC-Insured,
                       5.250% due 6/1/24                               2,017,000

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Ohio -- 6.6% (continued)
$ 1,500,000   AAA     Warrensville Heights, OH City School
                       District, School Improvements,
                       FGIC-Insured, 5.625% due 12/1/20             $  1,586,400
--------------------------------------------------------------------------------
                                                                      51,097,113
--------------------------------------------------------------------------------
Oregon -- 2.4%
  3,210,000   AA      Clackamas County, OR Hospital Facilities
                       Authority Revenue, Legacy Health System,
                       5.750% due 5/1/16                               3,370,500
  4,895,000   AA+     Oregon State Department of Transportation,
                       Highway User Tax Revenue, Series A,
                       5.125% due 11/15/23                             4,912,524
 10,000,000   AA      Oregon State Veterans Welfare GO, Series 82,
                       5.500% due 12/1/42                             10,029,200
--------------------------------------------------------------------------------
                                                                      18,312,224
--------------------------------------------------------------------------------
South Carolina -- 6.0%
  6,250,000   AAA     Grand Strand Water & Sewer Authority, SC
                       Waterworks & Sewer System Revenue,
                       FSA-Insured, 5.000% due 6/1/31                  6,036,625
 15,000,000   AA-     Greenville County, SC School District
                       Installment Purchase Revenue,
                       5.500% due 12/1/28 (b)                         14,794,050
 20,000,000   AAA     South Carolina State Public Service Authority
                       Revenue, Series B, FSA-Insured,
                       5.125% due 1/1/37 (b)                          19,509,000
                      South Carolina Transportation Infrastructure
                       Bank Revenue, Series A:
  3,000,000   AAA         AMBAC-Insured, 5.500% due 10/1/30            3,063,990
  2,505,000   Aaa*        MBIA-Insured, 5.125% due 10/1/31             2,465,596
--------------------------------------------------------------------------------
                                                                      45,869,261
--------------------------------------------------------------------------------
Tennessee -- 3.7%
  1,150,000   NR      Hardeman County, TN Correctional Facilities
                       Corp., 7.750% due 8/1/17                        1,136,729
                      Memphis-Shelby County, TN Sports
                       Authority Income Revenue, (Memphis
                       Arena Project), Series A, AMBAC-Insured:
  6,420,000   AAA         5.125% due 11/1/21                           6,442,791
 14,500,000   AAA         5.125% due 11/1/28                          14,262,200

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                Security                       Value
-----------------------------------------------------------------------------
Tennessee -- 3.7% (continued)
$ 3,600,000  VMIG 1*  Montgomery County, TN Authority
                       Pooled Financing Revenue,
                       1.650% due 4/1/32 (d)                     $  3,600,000
  3,000,000  AA       Tennessee State GO, Series A,
                       5.250% due 3/1/17                            3,105,780
--------------------------------------------------------------------------
                                                                   28,547,500
--------------------------------------------------------------------------
Texas -- 2.4%
  1,595,000  AAA      Burleson, TX ISD, GO, PSFG,
                       6.750% due 8/1/24                            1,767,085
                      Fort Worth, TX International Airport
                       Facility Improvement Corp. Revenue,
                       (American Airlines Inc. Project):
 12,000,000  BB-          6.375% due 5/1/35 (b)(c)                  9,473,399
  3,400,000  BB-          Series A, 5.950% due 5/1/29 (c)           3,339,888
  3,000,000  BB-          Series B, 6.050% due 5/1/29 (c)           2,871,990
  1,000,000  AAA      Harris County, TX Health Facilities,
                       Development Corp., Hospital Revenue,
                       School Health Care Systems, Series B,
                       (Escrowed to maturity with U.S.
                       government securities),
                       5.750% due 7/1/27                            1,092,850
--------------------------------------------------------------------------
                                                                   18,545,212
--------------------------------------------------------------------------
Utah -- 1.0%
  7,900,000  A-1+     Utah State GO, Series A,
                       1.400% due 7/1/16 (d)                        7,900,000
--------------------------------------------------------------------------
Virginia -- 2.2%
                      Virginia State HDA, MFH:
  1,655,000  AA+          Series D, 6.250% due 1/1/15               1,716,616
  1,245,000  AA+          Series D, Sub-Series D-3-
                           Remarketed 5/30/96,
                           5.700% due 7/1/09                        1,306,528
    715,000  AA+          Series F, Sub-Series F-1-Remarketed
                           9/12/95, 6.400% due 7/1/17                 731,095
  1,235,000  AAA          Series H, AMBAC-Insured,
                           6.300% due 11/1/15                       1,297,874
 10,000,000  AA+          Series H, Sub-Series H-1, MBIA-
                           Insured, 5.350% due 7/1/31 (b)          10,000,300
    600,000  AA+          Series K, 5.800% due 11/1/10                636,030
    925,000  AA+          Series K, 5.900% due 11/1/11                976,504
--------------------------------------------------------------------------
                                                                   16,664,947
--------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Washington -- 2.5%
                      Chelan County, WA GO, Public Utilities,
                       District No. 1, Columbus River Rock:
$22,685,000   AAA         Series A, MBIA-Insured, zero coupon
                           due 6/1/22 (b)                           $  7,653,919
  4,750,000   AA          Series B, Remarketed 7/1/92, Mandatory
                           put 7/1/19, 6.750% due 7/1/62 (c)           5,098,223
  6,980,000   AAA     Washington State GO, Variable Purpose-Series
                       02-A, FSA-Insured, 5.000% due 7/1/25 (b)        6,738,841
-------------------------------------------------------------------------------
                                                                      19,490,983
-------------------------------------------------------------------------------
West Virginia -- 1.2%
                      West Virginia State Housing Development
                       Fund, Housing Finance:
  3,845,000   AAA         Series B, 5.300% due 5/1/24                  3,861,034
  5,000,000   AAA         Series C, 5.350% due 11/1/27                 5,020,800
-------------------------------------------------------------------------------
                                                                       8,881,834
-------------------------------------------------------------------------------
Wisconsin -- 1.3%
                      Wisconsin Housing & Economic Development
                       Authority, Home Ownership Revenue,
                       Series A:
  1,815,000   AA          6.450% due 3/1/17                            1,878,561
  1,370,000   AA          5.650% due 11/1/23                           1,384,727
  4,070,000   AA-     Wisconsin State GO, Series B,
                       6.600% due 1/1/22 (c)                           4,082,006
                      Wisconsin State Health & Educational
                       Facilities Authority Revenue, MBIA-Insured:
  1,100,000   A           Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20                 1,084,171
  1,250,000   AAA         The Medical College of Wisconsin Inc.
                           Project, MBIA-Insured,
                           5.400% due 12/1/16                          1,297,025
-------------------------------------------------------------------------------
                                                                       9,726,490
-------------------------------------------------------------------------------
Wyoming -- 2.0%
  1,400,000   A-1+    Kemmerer, WY Pollution Control Revenue,
                       (Exxon Mobil Corp. Project),
                       1.500% due 11/1/14 (d)                          1,400,000
 13,200,000   A-1+    Lincoln County, WY Pollution Control
                       Revenue, (Exxon Mobil Corp. Project),
                       1.600% due 8/1/15 (d)                          13,200,000

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2002 (continued)

   Face
  Amount    Rating(a)               Security                   Value
------------------------------------------------------------------------
Wyoming -- 2.0% (continued)
$   600,000   P-1*    Uinta County, WY Pollution Control
                       Revenue, (Chevron USA Inc. Project),
                       1.550% due 8/15/20 (d)               $    600,000
------------------------------------------------------------------------
                                                              15,200,000
------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $759,199,903**)              $769,980,532
------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)All or a portion of this security has been segregated by the custodian for extended settlements.
(c)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e)Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(f)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 20 and 21 for definitions of ratings and certain security descriptions.

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS
                           May 31, 2002 (unaudited)

[GRAPHIC OF ]



                                                     Percentage of
            Moody's    and/or    Standard & Poor's Total Investments
               Aaa                     AAA                48.0%
               Aa                       AA                14.2
               A                        A                 12.0
              Baa                      BBB                 2.6
               Ba                       BB                 2.9
           VMIG 1/P-1                SP-1/A-1             18.2
               NR                       NR                 2.1
                                                         -----
                                                         100.0%
                                                         =====

========================
                                   [GRAPHIC]

                                 BOND RATINGS
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative
and B   with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and
        "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
        "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
        "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.

========================
                                   [GRAPHIC]

                          SHORT-TERM SECURITY RATINGS
                                  (unaudited)


SP-1   --Standard & Poor's highest rating indicating very strong
         or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
         variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand
         feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.




                             SECURITY DESCRIPTIONS
                                  (unaudited)

ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development Administration
CGIC   --Capital Guaranty Insurance Company
CHFCLI --California Health Facility Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development Authority
ETM    --Escrowed To Maturity
FAIRS  --Floating Adjustable Interest Rate Securities
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MFH    --Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PSFG   --Permanent School Fund Guaranty
Q-SBLF --Qualified School Bond Loan Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation Notes
VAN    --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday Demand

========================
                                   [GRAPHIC]

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                   May 31, 2002
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $759,199,903)                   $ 769,980,532
  Cash                                                                 727,134
  Receivable for securities sold                                    43,236,200
  Interest receivable                                                8,490,061
  Receivable from manager                                              495,018
-------------------------------------------------------------------------------
  Total Assets                                                     822,928,945
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                  82,299,772
  Dividends payable                                                    743,773
  Administration fee payable                                            96,986
  Accrued preferred stock distribution payable                          48,984
  Accrued expenses                                                     405,063
-------------------------------------------------------------------------------
  Total Liabilities                                                 83,594,578
-------------------------------------------------------------------------------
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock
 (10,000 shares authorized; 10,000 shares issued at $25,000 per
 share for each Series) (Note 7)                                   250,000,000
-------------------------------------------------------------------------------
Total Net Assets                                                 $ 489,334,367
------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                    $      41,856
  Capital paid in excess of par value                              509,148,009
  Undistributed net investment income                                    2,124
  Accumulated net realized loss from security transactions         (30,638,251)
  Net unrealized appreciation of investments                        10,780,629
-------------------------------------------------------------------------------
Total Net Assets
 (Equivalent to $11.69 a share on 41,855,576 capital shares of
 $0.001 par value outstanding; 500,000,000 capital shares
 authorized)                                                      $489,334,367
------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                     May 31, 2002
----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                           $ 21,791,436
----------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                      2,739,884
  Administration fee (Note 3)                                             787,716
  Shareholder communications                                              166,998
  Shareholder and system servicing fees                                   100,507
  Audit and legal                                                          95,676
  Directors' fees                                                          60,333
  Custody                                                                  18,705
  Pricing service fees                                                     13,858
  Registration fees                                                        13,000
  Other                                                                    94,514
----------------------------------------------------------------------------------
  Total Expenses                                                        4,091,191
  Less: Investment advisory fee waiver (Note 3)                        (1,966,471)
----------------------------------------------------------------------------------
  Net Expenses                                                          2,124,720
----------------------------------------------------------------------------------
Net Investment Income                                                  19,666,716
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               157,654,209
    Cost of securities sold                                           169,167,053
----------------------------------------------------------------------------------
  Net Realized Loss                                                   (11,512,844)
----------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)                     12,747,045
----------------------------------------------------------------------------------
Net Gain on Investments                                                 1,234,201
----------------------------------------------------------------------------------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income                                              (103,927)
----------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 20,796,990
---------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Years
                                                              Ended May 31,
                                                       --------------------------
                                                           2002          2001
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                $ 19,666,716  $ 19,132,327
  Net realized gain (loss)                              (11,512,844)    3,688,224
  Increase in net unrealized appreciation                12,747,045    21,646,189
  Distributions Paid to Auction Rate
   Cumulative Preferred Stockholders from
   net investment income                                   (103,927)           --
---------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 20,796,990    44,466,740
---------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO:
  Common Stock shareholders from
   net investment income                                (19,609,532)  (19,162,536)
---------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                        (19,609,532)  (19,162,536)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTES 7 AND 8):
  Underwriting commissions and expenses for the
   issuance of Auction Rate Cumulative Preferred
   Stock (Note 7)                                        (2,793,000)           --
  Net asset value of shares issued in connection with
   the transfer of Managed Municipals
   Portfolio II Inc.'s net assets                       117,162,040            --
  Treasury stock acquired                                        --    (3,648,358)
---------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                              114,369,040    (3,648,358)
---------------------------------------------------------------------------------
Increase in Net Assets                                  115,556,498    21,655,846
NET ASSETS:
  Beginning of year                                     373,777,869   352,122,023
---------------------------------------------------------------------------------
  End of year*                                         $489,334,367  $373,777,869
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:           $2,124       $22,877
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS

   1. SIGNIFICANT ACCOUNTING POLICIES

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At May 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $13,447 was reclassified from paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended May 31, 2002, interest income increased by $89,361, net realized loss

========================
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

increased by $5,419 and the change in net unrealized appreciation of investments decreased by $83,942. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $59,169 to reflect the cumulative effect of this change up to the date of the adoption.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.70% of the average daily total net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended May 31, 2002, SBFM waived $1,966,471 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily total net assets. This fee is calculated daily and paid monthly.

   However, effective upon the issuance of the Fund's preferred shares, SBFM agreed to reduce its aggregate investment advisory and administrative fees to an aggregate annual rate of 0.65% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. INVESTMENTS

   During the year ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $413,336,306
-----------------------------------------------------------------------------
Sales                                                              157,654,209
-----------------------------------------------------------------------------

                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


   At May 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------------------------------------
Gross unrealized appreciation                                     $20,414,380
Gross unrealized depreciation                                      (9,633,751)
-----------------------------------------------------------------------------
Net unrealized appreciation                                       $10,780,629
----------------------------------------------------------------------------

   5. FUTURES CONTRACTS

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At May 31, 2002, the Fund did not hold any futures contracts.

   6. SECURITIES TRADED ON A WHEN-ISSUED BASIS

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At May 31, 2002, the Fund did not hold any when-issued securities.

                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


   7. AUCTION RATE CUMULATIVE PREFERRED STOCK

   On May 22, 2002, the Fund issued 2,000 shares of Series M, Series T, Series W, Series Th and Series F, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $2,500,000 and offering expenses of $293,000 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.50%-1.55% for the year ended May 31, 2002.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2002, SSB earned $2,057 as the broker/dealer.

   Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

8.  TRANSFER OF NET ASSETS

On April 26, 2002, the Fund acquired the assets and certain liabilities of Managed Municipals Portfolio II Inc. pursuant to a plan of reorganization approved by Managed Municipals Portfolio II Inc. shareholders on April 10, 2002. Total shares issued by the Fund and the total net assets of the Managed Municipals Portfolio II Inc. and the Fund on the date of the transfer were as follows:


  Acquired  Shares Issued         Total Net Assets of          Total Net Assets
    Fund     by the Fund  Managed Municipals Portfolio II Inc.   of the Fund
 ------------------------------------------------------------------------------

  Managed
 Municipals
 Portfolio
     II
    Inc.     10,006,932               $117,162,040               $372,831,933
 ------------------------------------------------------------------------------

========================
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


   The total net assets of Managed Municipals Portfolio II Inc. before acquisition included unrealized depreciation of $2,101,130, accumulated net realized loss of $5,251,582, and overdistributed net investment income of $14,313. Total net assets of the Fund immediately after the transfer were $489,993,973. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9.  CAPITAL LOSS CARRYFORWARD

   At May 31, 2002, the Fund had, for Federal income tax purposes, approximately $18,142,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                                            2006      2007       2008
-----------------------------------------------------------------------------------------
Carryforward Amounts                                      $302,000 $4,855,000 $12,985,000
-----------------------------------------------------------------------------------------

10.  CAPITAL SHARES

   At May 31, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

   On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased and retired 2,758,300 shares with a total cost of $26,171,171. For the year ended May 31, 2001, the Fund repurchased and retired 370,700 shares with a total cost of $3,648,358.

   On January 16, 2001, the Fund suspended the share repurchase plan.

                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                                  2002    2001     2000    1999    1998
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.74   $10.93  $11.97   $12.37  $11.90
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(1)(2)/                   0.60     0.60    0.58     0.58    0.54
  Net realized and unrealized gain (loss)/(2)/    0.02     0.79   (1.14)   (0.32)   0.83
  Distributions Paid to Auction Rate
   Cumulative Preferred Stockholders from
   net investment income                         (0.00)*     --      --       --      --
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.62     1.39   (0.56)    0.26    1.37
----------------------------------------------------------------------------------------
Gain From Repurchase of Treasury Stock              --     0.02    0.12       --      --
----------------------------------------------------------------------------------------
Underwriting Commission and Expenses
 of Issuance of Auction Rate
 Cumulative Preferred Stock                      (0.07)      --      --       --      --
----------------------------------------------------------------------------------------
Distributions Paid To:
  Common Stock Shareholders from
   net investment income                         (0.60)   (0.60)  (0.60)   (0.54)  (0.61)
  Common Stock Shareholders from
   net realized gains                               --       --      --    (0.12)  (0.29)
----------------------------------------------------------------------------------------
Total Distributions                              (0.60)   (0.60)  (0.60)   (0.66)  (0.90)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.69   $11.74  $10.93   $11.97  $12.37
----------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(3)/                       4.79%   20.69%  (3.88)%   0.11%   2.08%
----------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(3)/                    5.33%   13.90%  (2.82)%   2.66%  12.14%
----------------------------------------------------------------------------------------
Net Assets,
 End of Year (millions)                           $489     $374    $352     $414    $428
----------------------------------------------------------------------------------------


========================
                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS
                                  (continued)


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                        2002      2001    2000     1999    1998
-------------------------------------------------------------------------------
Ratios to Average Net Assets Based on
Common Shares Outstanding/(4)/:
 Net investment income/(2)/              4.84%   5.15%   5.19%    4.72%   4.35%
 Auction fees                            0.00*     --      --       --      --
 Operating expenses/(1)/                 0.52    0.68    0.89     0.94    0.99
 Total expenses                          0.52    0.68    0.89     0.94    0.99
------------------------------------------------------------------------------
Portfolio Turnover Rate                    39%     58%     35%      23%     87%
------------------------------------------------------------------------------
Market Price, End of Year              $10.57  $10.67  $9.375  $10.375  $11.00
------------------------------------------------------------------------------

(1) The investment adviser waived a portion of its fees for the years ended May 31, 2002, 2001 and 2000. In addition, the investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                        Per share decreases in   Expense ratios
                        net investment income  without fee waivers
                        ---------------------- -------------------
             2002               $0.05                 1.01%
             2001                0.04                 1.01
             2000                0.02                 1.04
             1999                0.01                 1.02
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 4.81%. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 *  Amount represents less than $0.01 per share.

========================
                                   [GRAPHIC]

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of Managed Municipals Portfolio Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. ("Fund") as of May 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              /s/ KPMG LLP

New York, New York
July 10, 2002

========================
                                   [GRAPHIC]

                                FINANCIAL DATA
                                  (unaudited)


For a share of capital stock outstanding throughout each period:

                                NYSE    Net              Dividend
             Record   Payable  Closing Asset  Dividend Reinvestment
              Date     Date    Price+  Value+   Paid      Price
            -------------------------------------------------------
             6/27/00   6/30/00 $ 9.750 $11.20  $0.050     $ 9.91
             7/25/00   7/28/00   9.688  11.37   0.050       9.89
             8/22/00   8/25/00  10.000  11.54   0.050      10.04
             9/26/00   9/29/00   9.688  11.42   0.050       9.80
            10/24/00  10/27/00   9.688  11.49   0.050       9.78
            11/20/00  11/24/00   9.750  11.47   0.050       9.80
            12/26/00  12/29/00   9.938  11.85   0.050      10.25
             1/23/01   1/26/01  10.688  11.92   0.050      10.70
             2/20/01   2/23/01  10.770  11.88   0.050      10.81
             3/27/01   3/30/01  10.450  11.89   0.050      10.58
             4/24/01   4/27/01  10.370  11.65   0.050      10.55
             5/22/01   5/25/01  10.650  11.71   0.050      10.69
             6/26/01   6/29/01  10.400  11.80   0.050      10.61
             7/24/01   7/27/01  10.590  11.88   0.050      10.71
             8/28/01   8/31/01  10.830  12.09   0.050      11.00
             9/25/01   9/28/01  10.330  11.87   0.050      10.65
            10/23/01  10/26/01  10.640  11.93   0.050      10.82
            11/27/01  11/30/01  10.580  11.83   0.050      10.51
            12/24/01  12/28/01  10.310  11.63   0.050      10.43
             1/22/02   1/25/02  10.600  11.81   0.050      10.74
             2/19/02   2/22/02  10.600  11.77   0.050      10.72
             3/25/02   3/28/02  10.250  11.55   0.050      10.43
             4/23/02   4/26/02  10.300  11.66   0.050      10.51
             5/28/02   5/31/02  10.500  11.65   0.050      10.62
            ------------------------------------------------------

+ As of record date.

========================
                                   [GRAPHIC]

                          OTHER FINANCIAL INFORMATION
                                  (unaudited)


The table below sets out information with respect to Auction Rate Cumulative Preferred Stock:

                                                           2002/(1)/
           ---------------------------------------------------------
           Auction Rate Cumulative Preferred Stock/(2)/:
             Total Amount Outstanding (000s)               250,000
             Asset Coverage Per Share                       74,000
             Involuntary Liquidating Preference Per Share   25,000
             Average Market Value Per Share/(3)/            25,000
           -------------------------------------------------------

(1)As of May 31, 2002.
(2)On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(3)Excludes accrued interest or accumulated undeclared dividends.

                                   [GRAPHIC]

                            ADDITIONAL INFORMATION
                                  (unaudited)

Information about Directors and Officers

The business and affairs of Managed Municipals Portfolio Inc., ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below.

                                                                     Number of
                                                                    Investment
                                        Term of                      Companies
                                      Office* and     Principal       in Fund       Other
                          Position(s)  Length of    Occupation(s)     Complex   Directorships
      Name, Address        Held with     Time        During Past     Overseen      Held by
         and Age             Fund       Served         5 Years      by Director   Director
----------------------------------------------------------------------------------------------
Non-Interested Directors:
Allan J. Bloostein         Class I       Since    President, Allan      16      Taubman
27 West 67th Street        Director      1992     J. Bloostein                  Realty
New York, NY 10023                                Associates; Vice              Corporation
Age 72                                            Chairman                      (a NYSE
                                                  (retired), May                listed real
                                                  Department                    estate
                                                  Stores                        investment
                                                                                trust)

Dwight B. Crane            Class III     Since    Professor,            23           None
Harvard Business School    Director      1992     Harvard
Soldiers Field Road                               Business School
Morgan Hall #375
Boston, MA 02163
Age 64

Paulo M. Cucchi            Class I       Since    Vice President        7            None
Drew University            Director      2001     and Dean of
108 Brothers College                              College of
Madison, NJ 07940                                 Liberal Arts
Age 60                                            at Drew
                                                  University

Robert A. Frankel          Class II      Since    Managing              9            None
8 John Walsh Blvd.         Director      1994     Partner of
Peekskill, NY 10566                               Robert A.
Age 75                                            Frankel
                                                  Management
                                                  Consultants

Dr. Paul Hardin            Class II      Since    Chancellor            16           None
12083 Morehead             Director      2001     Emeritus and
Chapel Hill, NC 27514                             Professor of
Age 71                                            Law at the
                                                  University of
                                                  North Carolina
                                                  at Chapel Hill

William R. Hutchinson      Class III     Since    President, WR         7       Director of
535 N. Michigan            Director      1995     Hutchinson &                  Associate
Suite 1012                                        Associates, Inc.;             Bank
Chicago, IL 60611                                 formerly Group                and Associated
Age 59                                            Vice President,               Banc-Corp
                                                  Mergers &
                                                  Acquisitions BP
                                                  Amoco

                                   [GRAPHIC]

                            ADDITIONAL INFORMATION
                            (unaudited) (continued)

                                                                       Number of
                                                                      Investment
                                        Term of                        Companies
                                      Office* and      Principal        in Fund       Other
                        Position(s)    Length of     Occupation(s)      Complex   Directorships
    Name, Address        Held with       Time         During Past      Overseen      Held by
       and Age             Fund         Served          5 Years       by Director   Director
-----------------------------------------------------------------------------------------------

George M. Pavia        Class III         Since    Senior Partner,          7          None
600 Madison Avenue     Director          2001     Pavia & Harcourt
New York, NY 10022                                Attorneys
Age 73

Interested Directors:
Heath B. McLendon      Class II          Since    Managing Director       74          None
SSB                    Director/         1992     of Salomon Smith
125 Broad Street       Chairman                   Barney
9th Floor                                         Inc. ("SSB");
New York, NY 10004                                President and
Age 69                                            Director of
                                                  Smith Barney Fund
                                                  Management LLC
                                                  ("SBFM") and
                                                  Travelers
                                                  Investment
                                                  Adviser, Inc.
                                                  ("TIA");
                                                  Director of
                                                  The Travelers
                                                  Investment
                                                  Management
                                                  Company

R. Jay Gerken          Class I           Since    Managing                41          None
SSB                    Director,         2002     Director of SSB
125 Broad Street       Also serves
9th Floor              as
New York, NY 10004     President
Age 51
-----
*Directors are elected for a term of three years.

Officers:
Lewis E. Daidone       Senior Vice       Since    Managing Director       N/A         N/A
SSB                    President and     1994     of SSB; Chief
125 Broad Street       Chief                      Administration
11th Floor             Administrative             Officer of the
New York, NY 10004     Officer                    Smith Barney
Age 44                                            Mutual Funds;
                                                  Director and Senior
                                                  Vice President of
                                                  SBFM and TIA

                                   [GRAPHIC]

                            ADDITIONAL INFORMATION
                            (unaudited) (continued)

                                                                         Number of
                                                                        Investment
                                         Term of                         Companies
                                        Office and      Principal         in Fund       Other
                          Position(s)   Length of     Occupation(s)       Complex   Directorships
     Name, Address         Held with       Time        During Past       Overseen      Held by
        and Age              Fund         Served         5 Years        by Director   Director
-------------------------------------------------------------------------------------------------

Richard L. Peteka        Chief            Since    Chief Financial          N/A          N/A
SSB                      Financial        2002     Officer and
125 Broad Street         Officer and               Treasurer of certain
11th Floor               Treasurer                 Smith Barney
New York, NY 10004                                 Mutual Funds;
Age 40                                             Director and Head
                                                   of Internal Control
                                                   for Citigroup Asset
                                                   Management U.S.
                                                   Mutual Fund
                                                   Administration
                                                   from 1999-2002
                                                   Vice President
                                                   Head of Mutual
                                                   Fund
                                                   Administration and
                                                   Treasurer at
                                                   Oppenheimer
                                                   Capital from 1996-
                                                   1999

Joseph P. Deane          Vice President   Since    Managing Director        N/A          N/A
SSB                      and              1993     of SBFM
333 W 34th Street        Investment
New York, NY 10001       Officer
Age 46

Kaprel Ozsolak           Controller       Since    Vice President of        N/A          N/A
SSB                                       2002     SSB
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor       Secretary        Since    Managing Director        N/A          N/A
SSB                                       1994     of SSB; General
300 First Stamford Place                           Counsel and
Stamford, CT 06902                                 Secretary of SBFM
Age 51                                             and TIA


                                TAX INFORMATION
                                  (unaudited)

   For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2002:

   . 99.90% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.



                                   [GRAPHIC]

                          DIVIDEND REINVESTMENT PLAN
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains

========================
                                   [GRAPHIC]

                          DIVIDEND REINVESTMENT PLAN
                            (unaudited) (continued)

distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.




                            SHARE REPURCHASE NOTICE
                                  (unaudited)

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

========================
                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

DIRECTORS
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

OFFICERS
R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR
Smith Barney Fund Management LLC
333 W. 34th Street
New York, New York 10001

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

========================
                                   [GRAPHIC]

                                   [GRAPHIC]



             THIS REPORT IS ONLY INTENDED FOR SHAREHOLDERS OF THE
                       MANAGED MUNICIPALS PORTFOLIO INC.
                            IT IS NOT A PROSPECTUS,
              CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
               PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
                      SECURITIES MENTIONED IN THE REPORT.

                                  FD2246 7/02